Exhibit 23-a


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 333-92003) of our report dated February 12, 1999 included in KeySpan Corporation's form 10-K for the nine months ended December 31, 1998.



                                          /s/ Arthur Andersen
                                          _________________________
                                          ARTHUR ANDERSEN LLP



January 19, 2000
New York, New York